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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                WASHINGTON, DC  20549



                                       FORM 8-K


                                    CURRENT REPORT
        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report  (Date of earliest event reported)     February 19, 1997
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                                    COAST BANCORP
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                (Exact name of registrant as specified in its charter)


      California                     001-12253                  77-0401327
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(State or other jurisdiction   (Commission File Number)     (IRS Employer
of Incorporation                                            Identification No.)

                   740 Front Street, Santa Cruz, California  95060
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                       (Address of principal executive offices)

Registrant's telephone number, including area code   (408) 458-4501
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                                    Not applicable
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            (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS


    The Common Stock, no par value of Coast Bancorp began trading on the NASDAQ National Market on February 19, 1997 under the symbol CTBP. Previously, Coast Bancorp's Common Stock was listed on the OTC Bulletin Board.

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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  COAST BANCORP

Dated:  February ___, 1997
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                                  Bruce H. Kendall, Senior Vice President and
                                  Chief Financial Officer